UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
 _______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
 _______________
Date of Report:  December 12, 2019
(Date of earliest event reported)
 _______________
TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1445 Ross Avenue, Suite 1400
Dallas, Texas 75202
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	New York Stock Exchange
6.875% Senior Notes due 2031	THC31	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On December 13, 2019, Tenet Healthcare Corporation (the “Company”) issued a press release regarding the sale of its Memphis-area hospitals and related operations. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.	Other Events.
On December 12, 2019, certain subsidiaries of the Company entered into a definitive agreement (the “Asset Sale Agreement”) for the sale of the Company’s two Memphis-area hospitals and certain related facilities to Methodist Le Bonheur Healthcare, a non-profit healthcare system. Subject to the terms and conditions in the Asset Sale Agreement, the Company has agreed to sell the Memphis assets to the purchaser for $350 million in cash, subject to customary purchase price adjustments, including working capital and other items. In connection with the transaction, the Company expects to record an estimated non-cash impairment charge of approximately $30 million pre-tax (approximately $29 million after-tax) within continuing operations in the quarter ending December 31, 2019 related to an allocation of balance sheet goodwill that will be written off as part of the transaction.
The Asset Sale Agreement includes customary representations, warranties, covenants, and termination provisions for each of the parties as well as certain indemnities. The completion of the transaction is subject to certain closing conditions, including but not limited to (i) certain regulatory or governmental filings and approvals having been made or obtained, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) receipt of certain third-party consents.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued on December 13, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date:	December 13, 2019	By:	/s/ Anthony Shoemaker
Anthony Shoemaker
Vice President, Assistant General Counsel and Corporate Secretary